UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2023

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

Effective as of February 9, 2023, Lake Shore Savings Bank (the “Bank”), the wholly-owned federal savings bank subsidiary of Lake Shore Bancorp, Inc. consented to the issuance of a Consent Order (the “Order”) by the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary federal regulator. The Order replaces the prior Agreement between the Bank and the OCC dated July 13, 2022 (“Written Agreement”), which has been terminated in connection with the entry into the Order. The Order generally incorporates the prior provisions of the Written Agreement, as well as adding new provisions. The Order provides, among other things, that the Bank and/or its Board of Directors (the “Board”) will take the following actions within specified time frames as set forth in the Order:

•create a compliance committee to monitor and oversee the Bank’s compliance with the Order and submit monthly reports to the Board of Directors of the Bank and the OCC;

•develop, adopt, implement, and thereafter adhere to a program for corporate governance and Board oversight of the Bank’s operation and structure;

•establish, and review at least annually, the objectives by which senior executive officers’, as well as the Chief Technology Officer’s, the Information Security Officer’s, and the Bank Secrecy Act (“BSA”) Officer’s, effectiveness will be measured and prepare an annual written performance appraisal for each Bank senior executive officer evaluating the performance of such objectives;

•ensure that the Bank has competent management in place, review the capabilities, experience, qualifications and performance of the Bank’s management, including, but not limited to, the Chief Executive Officer, Chief Operating Officer, Chief Technology Officer, Information Security Officer and BSA Officer, and the Board will determine whether management changes should be made;

•if an officer will continue in his or her position, but the Board determines the officer’s depth of skills needs improvement, it will develop and implement a written program to improve the officer’s supervision and management of the Bank;

•submit to the OCC for review and prior written determination of no supervisory objection an acceptable written strategic plan for the Bank covering at least a three-year period;

•submit to the OCC for review an acceptable, comprehensive, written internal audit program that adequately assesses controls and operations to allow the Board and management to understand the sufficiency of the Bank’s internal controls program;

•develop, adopt and implement a written program to effectively assess and manage the Bank’s information technology (“IT”) activities, commensurate with the level of risk and complexity of the Bank’s IT activities, subject to review and prior written determination of no supervisory objection by the OCC;

•develop, adopt and implement a written information security program that includes administrative, technical and physical safeguards to ensure the security and confidentiality of customer information, subject to review and prior written determination of no supervisory objection by the OCC;

•adopt and implement the written automated clearing house risk management program previously given no supervisory objection by the OCC in connection with the Written Agreement;

•analyze the current BSA/AML risk profile and strategic direction of the Bank to determine the skills, experience, and expertise required of the Bank’s BSA Officer and develop a comprehensive job description detailing all the requirements and responsibilities of the BSA Officer role with such appointment of a BSA Officer subject to OCC non-objection;

•ensure that the Bank’s BSA Department maintains sufficient personnel with requisite expertise, training, skills, and authority to ensure the safe and sound operation of the Bank;

•develop, adopt, implement and ensure that the BSA Officer and any supporting staff receive training, and thereafter ensure the Bank’s adherence to a written system of internal controls reasonably designed to provide for ongoing compliance with BSA regulatory requirements, including appropriate suspicious activity monitoring and reporting;

•ensure that Bank management develops, implements, and thereafter maintains adherence to an enhanced written risk-based program of internal controls and processes to ensure compliance with OCC regulations to file suspicious activity reports (“SARs”);

•submit to the OCC for prior written determination of no supervisory objection, the name and qualifications of a proposed independent, third-party consultant to conduct a look-back review of certain medium and high risk activity over a six-month period and provide a written report on the Bank’s SARs monitoring, including a proposed scope and timeline for completion of the engagement;

•revise, develop, adopt, implement, and thereafter ensure the Bank’s adherence to expanded account opening policies and procedures for all accounts that pose greater than normal risk for compliance with the BSA;

•develop, adopt, implement, and thereafter ensure the Bank’s adherence to procedures for periodically reviewing, testing, and updating the Bank’s BSA/AML model risk assessments; and

•develop, adopt, implement, and thereafter ensure the Bank’s adherence to requirements for the periodic independent validation of the Bank’s BSA/AML systems to ensure the system is detecting potentially suspicious activity.

As a result of the Order, the Bank is deemed to be in troubled condition and must also obtain OCC written non-disapproval before effecting any change in its directors or senior executive officers. The Bank is also subject to certain limitations on golden parachute payments under federal regulations.

Management and the Bank’s Board of Directors are committed to promptly addressing the action items included in the Order.

The foregoing description of the Order is qualified in its entirety by reference to the Order which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01Other Events.

On February 15, 2023, Lake Shore Bancorp, Inc. announced that as a result of the Bank’s consent to the issuance of the Order by the OCC, the Board of Directors has suspended the quarterly dividend payment to Lake Shore Bancorp, Inc.’s shareholders in order to focus the capital resources of the Bank on addressing the operational, compliance and governance deficiencies described in the Order.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

10.1 Consent Order issued by the Office of the Comptroller of the Currency, dated February 9, 2023.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer and Treasurer

Date: February 15, 2023